UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2008

SCIENTIFIC LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547	94-3234458
(Commission File No.)	(IRS Employer Identification No.)

300 Frank H. Ogawa Plaza, Suite 600
Oakland, CA  94612
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code:  (510) 444-3500

______________________________

Item 2.02.  Results of Operations and Financial Condition.

The information contained herein and in the accompanying exhibit is being “furnished” under this Item and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except as may be expressly incorporated into such filing by specific reference to this filing.

On November 6, 2008, Scientific Learning Corporation (the “Company”) announced via press release the Company’s results for its third quarter ended September 30, 2008.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC LEARNING CORPORATION

Dated: November 6, 2008	By: /s/ Linda L. Carloni
Linda L. Carloni
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Scientific Learning Corporation dated November 6, 2008.